UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 10, 2025

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure

Park National Corporation ("Park"), hereby furnishes the Investor Presentation that Park may present to analysts and investors on or after November 10, 2025. The slides are furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1, and are incorporated herein by reference. The slides are also available in the "SEC Filings" section of Park's web site at www.parknationalcorp.com.

Without limiting the generality of the foregoing, the text of the slide entitled "Safe Harbor Statement" is incorporated by reference into this Item 7.01.

No part of this Current Report on Form 8-K shall be deemed incorporated by reference into any registration statement filed by Park under the Securities Act of 1933.

No Offer or Solicitation
This current report does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between Park and First Citizens. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Important Additional Information about the Transaction and Where to Find It
In connection with the proposed transaction, Park intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Park common stock to be issued in connection with the proposed transaction. The Registration Statement will include a proxy statement of First Citizens and a prospectus of Park (the “Proxy Statement/Prospectus”), and Park may file with the SEC other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARK, FIRST CITIZENS AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about Park and First Citizens, may be obtained free of charge at the SEC’s website (http://www.sec.gov) when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, from Park at the “Investor Relations” section of Park’s website at www.parknationalcorp.com. Copies of the Registration Statement, Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Park’s Investor Relations, Michelle Hamilton, 740-349-6014, media@parknationalbank.com. The information on Park’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings Park makes with the SEC.

Item 9.01 - Financial Statements and Exhibits.

(a)Not applicable

(b)Not applicable

(c)Not applicable

(d)Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

99.1    Park National Corporation Investor Presentation (furnished pursuant to Item 7.01 hereof).

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: November 10, 2025	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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